Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

Advantagecars.com, Inc. (DE)
dba
Advantage Car Sales
Advantagecars
Advantage Cars
Advantagecars.com
Sterling McCall Hyundai

Amarillo Motors-F, Inc. (DE)
dba
Gene Messer Ford
Gene Messer Lincoln
Gene Messer Ford Lincoln
Gene Messer Ford of Amarillo
Gene Messer Lincoln of Amarillo
Gene Messer Ford Lincoln of Amarillo
Gene Messer Ford Value Lot
Gene Messer Ford of Amarillo Collision Center
Gene Messer Auto Group
Gene Messer Collision Center of Amarillo

Baron Development Company, LLC (KS)

Baron Leasehold, LLC (KS)

Bob Howard Automotive-East, Inc. (OK)
dba
South Pointe Chevrolet
South Pointe Truck Annex

Bob Howard Chevrolet, Inc. (OK)
dba
Bob Howard Chevrolet

Bob Howard Dodge, Inc. (OK)
dba
Bob Howard Chrysler Dodge Jeep Ram

Bob Howard Motors, Inc. (OK)
dba
Bob Howard Toyota
Bob Howard Scion
Bob Howard Auto Group

Bob Howard Nissan, Inc. (OK)
dba
Bob Howard Nissan

Bohn-FII, LLC (DE)

Bohn Holdings, Inc. (DE)

Bohn Holdings, LLC (DE)

Chaperral Dodge, Inc. (DE)
dba
Dallas Chrysler Dodge Jeep Ram

Danvers-N, Inc. (DE)

Danvers-NII, Inc. (DE)

Danvers-S, Inc. (DE)
dba
Ira Audi
Porsche of Danvers
Ira Porsche

Danvers-SB, Inc. (DE)
dba
Ira BMW of Stratham

BMW of Stratham

Danvers-SU, LLC (DE)
dba
Ira Subaru

Danvers-T, Inc. (DE)
dba
Ira Toyota
Ira Scion
Ira Toyota of Danvers
Ira Collision Center
Ira Collision Center of Danvers

Danvers-TII, Inc. (DE)
dba
Ira Toyota II
Ira Scion II
Ira Toyota of Tewksbury
Ira Scion of Tewksbury
Ira Toyota II/Scion II

Danvers-TIII, Inc. (DE)
dba
Ira Toyota III
Ira Scion III
Ira Toyota of Milford

Danvers-TL, Inc. (DE)
dba
Ira Lexus

FMM, Inc. (CA)

G1R Florida, LLC (DE)

G1R Mass, LLC (DE)

GPI, Ltd. (TX)

GPI AL-N, Inc. (DE)
dba
Nissan of Mobile

GPI AL-SB, LLC (DE)
dba
BMW of Mobile
BMW of Mobile Collision Center

GPI CA-DMII, Inc. (DE)
dba
Mercedes-Benz of Escondido

GPI CA-F, Inc. (NV)
dba
Ford of Escondido

GPI CA-NIII, Inc. (DE)

GPI CA-SH, Inc. (NV)
dba
Hyundai of Escondido

GPI CA-SV, Inc. (DE)
dba
Volkswagen Kearny Mesa

GPI CA-TII, Inc. (DE)
dba
Miller Scion of Anaheim
Miller Toyota of Anaheim

GPI CC, Inc. (DE)

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

dba
Group 1 Automotive Call Center

GPI FL-A, LLC (DE)

GPI FL-H, LLC (DE)
dba
Honda of Bay County

GPI FL-VW, LLC (DE)
dba
Volkswagen of Panama City

GPI FL-VWII, LLC (DE)

GPI GA-CGM, LLC (NV)
dba
Rivertown Buick GMC

GPI GA-DM, LLC (DE)
dba
Mercedes-Benz of Augusta

GPI GA-F, LLC (DE)

GPI GA-FII, LLC (DE)
dba
Jim Tidwell Ford
Group 1 Atlanta
Group 1 Automotive – Southeast Region
Tidwell Ford Collision Center
Tidwell Collision Center of Kennesaw

GPI GA-FIII, LLC (DE)
dba
Rivertown Ford

GPI GA-FM, LLC (NV)
dba
Rivertown Mazda

GPI GA-FV, LLC (NV)

GPI GA-SU, LLC (NV)
dba
Volvo of Columbus
Rivertown Subaru
Rivertown Bargain Center
Rivertown Auto Mall Bargain Center of Columbus
Rivertown Auto Mall

GPI GA-T, LLC (DE)
dba
World Toyota
World Toyota Collision & Glass Center
World Scion
World Toyota Collision Center of Atlanta

GPI GA-TII, LLC (NV)
dba
Rivertown Toyota
Rivertown Scion
Rivertown Supercenter
Rivertown Collision Center
Rivertown Collision Center of Columbus

GPI GA Holdings, Inc. (DE)

GPI GA Liquidation, LLC (DE)

GPI KS Motors, Inc. (DE)
dba
Peoples Auto Credit

GPI KS-SB, Inc. (DE)
dba

Baron BMW
Baron MINI
Baron BMW Collision Center
Baron Collision Center of Kansas City

GPI KS-SH, Inc. (DE)
dba
Shawnee Mission Hyundai

GPI KS-SK, Inc. (DE)
dba
Shawnee Mission Kia

GPI LA-FII, LLC (DE)
dba
Rountree Ford Lincoln

GPI LA-SH, LLC (DE)

GPI MD-SB, Inc. (DE)
dba
BMW of Annapolis
MINI of Annapolis
BMW of Annapolis Collision Center

GPI MS-H, Inc. (DE)
dba
Pat Peck Honda

GPI MS-N, Inc. (DE)
dba
Pat Peck Nissan
Gulfport Used Car Outlet

GPI MS-SK, Inc. (DE)
dba
Pat Peck Kia

GPI NH-T, Inc. (DE)
dba
Ira Toyota of Manchester
Ira Scion of Manchester

GPI NH-TL, Inc. (DE)
dba
Ira Lexus of Manchester

GPI NJ-HII, LLC (NV)
dba
Boardwalk Honda

GPI NJ-HA, LLC (NV)
dba
Elite Acura

GPI NJ-SB, LLC (NV)
dba
BMW of Atlantic City
BMW of Atlantic City Collision Center

GPI NY-FV, LLC (NV)

GPI NY-DM, LLC (NV)
GPI NY Holdings, Inc. (NV)

GPI NY-SB, LLC (NV)
GPI OK-HII, Inc. (NV)
dba
South Pointe Honda
South Pointe Used Car and Truck Center

GPI OK-SH, Inc. (DE)
dba
Bob Howard Hyundai

GPI SA, LLC (DE)

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

GPI SAC-T, Inc. (DE)
dba
Folsom Lake Toyota
Folsom Lake Scion
Folsom Lake Used Car Outlet
Folsom Lake Toyota Collision Center
Folsom Lake Collision Center

GPI SAII, LLC (DE)

GPI SC-A, LLC (DE)
dba
Audi Columbia

GPI SC-SB, LLC (DE)
dba
BMW of Columbia

GPI SC-SBII, LLC (DE)
dba
Hilton Head BMW

GPI SC-T, LLC (DE)
dba
Toyota of Rock Hill
Scion of Rock Hill

GPI SC, Inc. (DE)
dba
Sterling McCall Collision of Jersey Village
Sterling McCall Collision Center of Jersey Village

GPI SC Holdings, Inc. (DE)

GPI SD-DC, Inc. (DE)
dba
Rancho Chrysler Dodge Jeep Ram
Rancho Auto Group
Rancho Collision Center
Rancho Collision Center of San Diego

GPI TX Management Company, Inc. (NV)
dba
Munday Operating Company

GPI TX-A, Inc. (NV)

GPI TX-ARGMIII, Inc. (NV)
dba
Cadillac of Arlington

GPI TX-DMII, Inc. (NV)
dba
Mercedes-Benz of Clear Lake
Sprinter of Clear Lake
Mercedes-Benz and Sprinter of Clear Lake

GPI TX-DMIII, Inc. (NV)
dba
Mercedes-Benz of Boerne

GPI TX-EPGM, Inc. (DE)
dba
Shamaley Buick GMC

GPI TX-F, Inc. (DE)
dba
Shamaley Ford
Shamaley Collision Center
Shamaley Collision Center of El Paso

GPI TX-FII, Inc. (DE)

GPI TX-FM, Inc. (NV)

dba
Munday Mazda

GPI TX-HGM, Inc. (DE)
dba
David Taylor Cadillac

GPI TX-HGMII, Inc. (NV)
dba
Sterling McCall Buick GMC

GPI TX-HGMIV, Inc. (NV)
dba
Munday Chevrolet
Munday Collision Center
Sterling McCall Collision Center North

GPI TX-NVI, Inc. (NV)

GPI TX-SBII, Inc. (DE)
dba
BMW of El Paso
MINI of El Paso

GPI TX-SBIII, Inc. (NV)
dba
BMW of Arlington
MINI of Arlington
BMW-MINI of Arlington
BMW of Arlington Collision Center
BMW of North Arlington Collision Center

GPI TX-SHII, Inc. (DE)
dba
South Loop Hyundai
Auto Needs Superstore.com

GPI TX-SK, Inc. (DE)
dba
Gene Messer Kia
Gene Messer Auto Group

GPI TX-SKII, Inc. (NV)
dba
Kia of South Austin

GPI TX-SV, Inc. (DE)
dba
Metro Volkswagen

GPI TX-SVII, Inc. (DE)
dba
Volkswagen of Beaumont
Mike Smith Auto Group

GPI TX-SVIII Inc. (DE)
dba
Volkswagen of Alamo Heights

Group 1 Associates, Inc. (DE)

Group 1 Associates Holdings, LLC (DE)

Group 1 FL Holdings, Inc. (DE)

Group 1 Funding, Inc. (DE)

Group 1 Holdings-DC, LLC (DE)

Group 1 Holdings-F, LLC (DE)

Group 1 Holdings-GM, LLC (DE)

Group 1 Holdings-H, LLC (DE)

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

Group 1 Holdings-N, LLC (DE)

Group 1 Holdings-S, LLC (DE)

Group 1 Holdings-T, LLC (DE)

Group 1 LP Interests-DC, Inc. (DE)

Group 1 Realty, Inc. (DE)
dba
Group 1 Realty, Inc. of Delaware (LA)
G1R New Hampshire (NH)

Harvey Ford, LLC (DE)
dba
Don Bohn Ford
BohnZone Collision Center

Harvey GM, LLC (DE)
dba
Don Bohn Buick GMC
Don Bohn Buick GMC Pre-Owned

Harvey Operations-T, LLC (DE)
dba
Bohn Brothers Toyota
Bohn Brothers Scion
Bohn Brothers Quality Select Used Cars

Howard-DCIII, LLC (DE)
dba
South Pointe Chrysler Dodge Jeep Ram
South Pointe Automall

Howard-GM, Inc. (DE)
dba
Bob Howard GMC Truck
Bob Howard Buick GMC
Bob Howard Collision Center
Bob Howard Collision Center of Edmond

Howard-GM II, Inc. (DE)
dba
Smicklas Chevrolet
Bob Howard PDC
Howard Parts Distribution Center
Smicklas PDC
John Smicklas Chevrolet
Smicklas Chevrolet Collision Center
Group 1 Autoparts.com
Group 1 Autoparts
Smicklas Collision Center of Oklahoma City

Howard-H, Inc. (DE)
dba
Bob Howard Honda

Howard-HA, Inc. (DE)
dba
Bob Howard Acura

Howard-SB, Inc. (DE)
dba
BMW of Tulsa

Ira Automotive Group, LLC (DE)

Ivory Auto Properties of South Carolina, LLC (SC)

Key Ford, LLC (DE)
dba
World Ford Pensacola
World Ford Pensacola Collision Center
World Ford Collision Center of Pensacola

Kutz-N, Inc. (DE)

dba
Courtesy Nissan

Lubbock Motors, Inc. (DE)
dba
The Credit Connection
The Credit Connection of Amarillo

Lubbock Motors-F, Inc. (DE)
dba
Gene Messer Ford Lincoln
Gene Messer Ford
Gene Messer Lincoln
The Credit Connection
Gene Messer Value Lot
Gene Messer Ford Collision Center
Gene Messer Auto Group
Gene Messer Collision Center of Lubbock

Lubbock Motors-GM, Inc. (DE)
dba
Gene Messer Chevrolet
Gene Messer Accessories
Gene Messer Quality Used Cars
Gene Messer Auto Group

Lubbock Motors-S, Inc. (DE)
dba
Gene Messer Volkswagen
Gene Messer Used Cars
Gene Messer Value Lot Wolfforth
Gene Messer Auto Group

Lubbock Motors-SH, Inc. (DE)
dba
Gene Messer Hyundai
Gene Messer Auto Group

Lubbock Motors-T, Inc. (DE)
dba
Gene Messer Toyota
Gene Messer Scion
Gene Messer Auto Group

Maxwell Ford, Inc. (DE)
dba
Maxwell Ford
Maxwell Ford Supercenter
Maxwell Ford Collision Center
Maxwell Collision Center of Austin

Maxwell-GMII, Inc. (DE)
dba
Freedom Chevrolet

Maxwell-N, Inc. (DE)
dba
Town North Nissan

Maxwell-NII, Inc. (DE)
dba
Round Rock Nissan

McCall-F, Inc. (DE)
dba
Sterling McCall Ford
Sterling McCall Ford Collision Center
Sterling McCall Collision Center of Houston

McCall-H, Inc. (DE)
dba

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

Sterling McCall Honda

McCall-HA, Inc. (DE)
dba
Sterling McCall Acura

McCall-N, Inc. (DE)
dba
Sterling McCall Nissan
Sterling McCall Nissan Collision Center
Sterling McCall Nissan Collision Center of Stafford

McCall-SB, Inc. (DE)
dba
Advantage BMW
Advantage BMW Midtown
BMW of Clear Lake
Advantage BMW of Clear Lake
MINI of Clear Lake
Advantage MINI of Clear Lake

McCall-T, Inc. (DE)
dba
Sterling McCall Toyota
Sterling McCall Scion
West Region Management Group

McCall-TII, Inc. (DE)
dba
Fort Bend Toyota
Fort Bend Scion
Fort Bend Toyota Collision Center

McCall-TL, Inc. (DE)
dba
Sterling McCall Lexus
Lexus of Clear Lake
Sterling McCall Restoration Center
SMR Auto Glass
Sterling McCall Collision Center of Clear Lake

Mike Smith Automotive-H, Inc. (DE)
dba
Mike Smith Honda
Mike Smith Collision Center
Mike Smith Auto Group

Mike Smith Automotive-N, Inc. (TX)
dba
Mike Smith Nissan
Mike Smith Auto Group
Mike Smith Collision Center of Beaumont

Mike Smith Autoplex Dodge, Inc. (TX)
dba
Mike Smith Chrysler Dodge Jeep Ram
Mike Smith Auto Group

Mike Smith Autoplex-German Imports, Inc. (TX)
dba
Mercedes-Benz of Beaumont
Mike Smith Auto Group
Mike Smith Mercedes-Benz

Mike Smith Imports, Inc. (TX)
dba
BMW of Beaumont
Mike Smith BMW
Mike Smith Auto Group

Mike Smith Autoplaza, Inc. (TX)

Mike Smith Autoplex, Inc. (TX)

Millbro, Inc. (CA)

Miller Automotive Group, Inc. (CA)

Miller-DM, Inc. (DE)
dba
Mercedes-Benz of Beverly Hills
Miller’s Mercedes-Benz of Beverly Hills
smart center Beverly Hills
Beverly Hills, Ltd.

Miller Family Company, Inc. (CA)
dba
Miller Honda - Van Nuys
Miller Honda

Miller Infiniti, Inc. (CA)

Miller Nissan, Inc. (CA)

NJ-DM, Inc. (DE)
dba
Mercedes-Benz of Freehold

NJ-H, Inc. (DE)

NJ-HAII, Inc. (DE)
dba
Boardwalk Acura
Boardwalk Acura Collision Center

NJ-SV, Inc. (DE)
dba
Volkswagen of Freehold

Rockwall Automotive-DCD, Ltd. (TX)
dba
Rockwall Chrysler Dodge Jeep Ram

Rockwall Automotive-F, Inc. (DE)
dba
Rockwall Ford
Rockwall Ford Collision Center

Tate CG, LLC (MD)

AR Centro-Oeste Comércio de Veículos Ltda. (Brazil)
dba
Mercedes-Benz of Campo Grande

AR Sudeste Comércio de Veiculos Ltda. (Brazil)
dba
AR Motors Nissan Marcechal
AR Motors Nissan Parque Curitiba
AR Motors Nissan Ceará

AR - Veiculos e Participações Ltda. (Brazil)
dba
Alpes - Peugeot São Caetano do Sul
Alpes - Peugeot Santo André
Alpes - Pegeout São Bernardo do Campo
Alpes - Pegeout Caçapava

Barons Farnborough Limited (UK)
dba
Barons Farnborough

Barons Hindhead Limited (UK)
dba
Barons Hindhead

Chandlers Garage Holdings Limited (UK)

Chandlers Garage Worthing Limited (UK)

Exhibit 21.1
Subsidiaries of Group 1 Automotive, Inc.

dba
Chandlers Worthing

Chandlers Garage (Brighton) Limited (UK)
dba
Chandlers Brighton

Chandlers (Hailsham) Limited (UK)
dba
Chandlers Hailsham

CVK Auto Comércio de Veiculos Ltda. (Brazil)
dba
Euro Import BMW/MINI Londrina
Euro Import BMW – Cascavel

ELMS Automotive Ltd (UK)
dba
Elms Bedford BMW/MINI
Elms Cambridge BMW/MINI
Elms Stansted BMW/MINI

Elms Stansted Limited (UK)

Euro Import Comércio e Serviços Ltda. (Brazil)
dba
Euro Import MINI – Curitiba
Euro Import BMW – Curitiba
Euro Import BMW - Collision Center

Euro Import Motos Comércio de Motocicletas Ltda. (Brazil)
dba
Euro Import BMW - Motorrad Londrina

Euro Import Veiculos e Serviços Ltda. (Brazil)

Group 1 Automotive Reinsurance Two, Ltd. (Turks & Caicos Islands)

Group 1 Automotive UK Limited (UK)

Group 1 Holdings BV (Netherlands)

Group 1 SA BV (Netherlands)

Hodgson Automotive Limited (UK)
dba
Chingford Audi
Chelmsford Audi
Colchester Audi
Harold Wood Audi
Southend Audi
Stansted Audi

Myltons Limited (UK)

Sul Import Veiculos e Serviços Ltda. (Brazil)
dba
Euro Import Land Rover Curitiba
Euro Import Land Rover Londrina

Think One Limited (UK)
dba
Think Ford Bracknell
Think Ford Farnborough
Think Ford Guildford
Think Ford Wokingham

UAB Motors Corretora de Seguros Ltda. (Brazil)

UAB Motors Participações Ltda. (Brazil)

UAN Motors Participações Ltda. (Brazil)

UAQ Publicidade Propaganda Ltda. (Brazil)

United Auto Aricanduva Comércio de Veiculos Ltda. (Brazil)
dba
T-Drive SJC
T-Drive Tatuapé
T-Drive Collision Center

United Auto Interlagos Comércio de Veiculos Ltda. (Brazil)
dba
AR Motors Nissan Nações
AR Motors Nissan Morumbi

United Auto Participações Ltda. (Brazil)

United Auto São Paulo Comércio de Veiculos Ltda. (Brazil)

Walter Holdings Limited (UK)